U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  December 4, 2009

SWORDFISH FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota	0-7475	41-0831186
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

142 Wembley Way
Rockwall, Texas, 75032
(Address of principal executive offices including zip code)

972-310-1830
(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment is filed to clarify and amend disclosures regarding the change in our certifying accountant to comply with a comment letter from the U.S. Securities and Exchange Commission regarding a report on Form 8-K filed on December 10, 2009.

Item 4.01. Changes in Registrant’s Certifying Accountant

On December 4, 2009, Baker Tilly Virchow Krause, LLP was dismissed as the independent auditor for Swordfish Financial, Inc. (the “Registrant”).

Baker Tilly Virchow Krause , LLP has served as the independent auditor  of the Registrant’s annual financial statements from the period ending December 31, 1994  through the subsequent interim periods ended March 31, 2009.  From the date on which Baker Tilly Virchow Krause , LLP  was engaged until the date they were dismissed, there were no disagreements with Baker Tilly Virchow Krause , LLP  on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly Virchow Krause , LLP , would have caused Baker Tilly Virchow Krause , LLP  to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no “reportable events” as that term is defined in Item 304(a) (1) (iv) of Regulation S-B.

Baker Tilly Virchow Krause , LLP ’s reports on the Company’s financial statements for the past two years ended December 31, 2007 and December 31, 2008, did not contain adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for  a modification in the December 31, 2008 report containing  an explanatory paragraph emphasizing substantial doubt about the Company's ability to continue as a going concern.

On December 4, 2009, the Board of Directors approved the engagement of Patrick Rodgers CPA, LP as the Company’s new principal independent accountants for the fiscal year ending December 31, 2009. During the two fiscal years ended December 31, 2008 and 2007 and the subsequent interim period to the date of the approval of Patrick Rodgers CPA, LP’s engagement, the Company did not consult with Patrick Rodgers CPA, LP regarding the application of accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided Baker Tilly Virchow Krause , LLP with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission ("SEC"). The Company has requested that Baker Tilly Virchow Krause , LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements in this Item 4.01.   Baker Tilly Virchow Krause , LLP has furnished the Company  with a letter  dated  December 14, 2009  addressed  to the  Securities  and Exchange Commission stating  whether or not Baker Tilly Virchow Krause , LLP agrees with the  Company's  statements  in this Form 8-K/A, and a copy of this letter is attached hereto as Exhibit 16.1.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits

16.1	Letter from Baker Tilly Virchow Krause , LLP to the SEC dated December 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWORDFISH FINANICAL, INC.

Date: December 15, 2009	By:	/s/ Randy Moseley
Randy Moseley, Chief Financial Officer